                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                 CORCOM, INC.
- - --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


- - --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                                  CORCOM, INC.
                             844 EAST ROCKLAND ROAD
                          LIBERTYVILLE, ILLINOIS 60048

                               ----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 18, 1995

To the Shareholders of
 CORCOM, INC.

  You are hereby notified that the Annual Meeting of Shareholders of CORCOM, INC., will be held at the offices of said Company, 844 East Rockland Road, Libertyville, Illinois, on Thursday, May 18, 1995 at 10:00 a.m. for the following purposes:

    1. Electing a Board of Directors to serve until the next annual meeting of shareholders or until their respective successors shall have been elected and qualified; and

    2. Transacting such other business as may properly come before the meeting or any adjournment thereof.

  The close of business on April 7, 1995 has been fixed as the record date for determination of the shareholders entitled to notice of and to vote at said meeting.

  IF YOU DO NOT EXPECT TO BE PRESENT PERSONALLY AT THE MEETING, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

                               By Order of the Board of Directors

                               WALTER ROTH,
                               Secretary

April 17, 1995

                                PROXY STATEMENT

                               ----------------

                                  CORCOM, INC.
                             844 EAST ROCKLAND ROAD
                          LIBERTYVILLE, ILLINOIS 60048

                               ----------------

  The enclosed proxy is solicited by the Board of Directors of Corcom, Inc. (the "Company") for the Company's annual meeting of shareholders to be held May 18, 1995. Each proxy received will be voted as directed. If no direction is indicated, the proxy will be voted FOR the election of the nominees named below as directors as described below. Any proxy may be revoked at any time prior to the voting thereof by notifying the Company, there being no formal procedure required.

  Only holders of the Company's 3,658,386 outstanding shares of common stock of record at the close of business on April 7, 1995 will be entitled to vote at the meeting. Each share is entitled to one vote on each matter to be voted upon except for election of directors. Holders of shares of common stock have cumulative voting rights for election of directors, which means that every shareholder has the right to vote, for the number of shares owned by him, for as many persons as there are directors to be elected, or to cumulate said shares, and give one candidate as many votes as the number of directors multiplied by the number of shares shall equal, or to distribute them on the same principle among as many candidates as he shall think fit. There are no conditions precedent to the exercise of cumulative voting rights.

  Abstentions will be treated as shares present and entitled to vote but as not voted for purposes of determining the approval of any matters submitted to the shareholders for a vote. Abstentions will have the same effect as negative votes. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

  The approximate date on which this Proxy Statement and the form of proxy enclosed herewith are first to be sent or given to the Company's shareholders is intended to be April 17, 1995.

                             ELECTION OF DIRECTORS

  At the meeting a Board of seven directors is to be elected by plurality vote. All of the nominees named below are presently directors of the Company. Authority is solicited to vote the proxies cumulatively for a number of nominees less than seven to the end of securing the election of as many of them as possible if, in the discretion of the proxy holders, it becomes advisable to do so. If any vacancy in the list of nominees should occur for any reason (no reason being presently known), discretionary authority is solicited to vote for the election of other persons. The term of office of the directors to be elected will be until the next annual meeting of shareholders (presently expected to be held May 16, 1996) or until their respective successors shall have been elected and qualified, and the Company has no reason to believe that the nominees named will not be available for election as directors for their prescribed terms.

  The Company's by-laws provide that no nomination for director other than the nominees named below shall be accepted at the forthcoming annual meeting unless
(i) the name of the person so proposed is contained in a written notice signed by a shareholder of the Company and delivered to the Secretary of the Company (Walter Roth, Secretary, c/o D'Ancona & Pflaum, Suite 2900, 30 North LaSalle Street, Chicago, IL 60602, fax number (312) 580-0923) at least ten days before the date of the meeting (i.e., no later than May 8, 1995), or (ii) the person so nominated is a substitute for a bonafide nominee designated in accordance with the by-laws who since such designation has become unable to serve. The Board of Directors is not aware of any other persons intending to propose nominees for director.

  The following table sets forth information with respect to each nominee for director according to information furnished the Company by him:

 NAME, AGE AND POSITIONS                                               DIRECTOR OF
      PRESENTLY HELD                  PRINCIPAL OCCUPATIONS              COMPANY
       WITH COMPANY                  DURING PAST FIVE YEARS               SINCE
 -----------------------             ----------------------            -----------
 George B. Berry, 58.....  Private investor                               1993
  Member of audit commit-
  tee
 Werner E. Neuman, 69....  President of the Company                       1955
  President
 David B. Pivan, 73......  President, Pivan Management Co. (management    1970
  Member of audit commit-  marketing and financial consulting)
  tee
 Herbert L. Roth, 71.....  Self-employed as financial consultant and      1976(A)
  Member of executive      general manager of several real estate
  compensation committee   partnerships
 James A. Steinback, 51..  Chairman, President and Treasurer of           1991
  Member of executive      Magnecraft Electric Co., Inc. (manufacturer
  compenation committee    of electronic components)
 Gene F. Straube, 66.....  President, Straube Associates, Incorporated    1983
  Chairman of audit com-   (electronics manufacturers' representative)
  mittee
                           Professor Emeritus, Graduate School of         1986
 Renato Tagiuri, 75......  Business Administration, Harvard
  Chairman of executive    University; consultant in management of
  compensation committee   human resources

- - --------
  (A) Also a director of the Company from 1956 to 1962.

  Herbert L. Roth is also a director of Shelby Williams Industries, Inc. There is no family relationship between any director or executive officer of the Company. Herbert L. Roth is the brother of Walter Roth, who is Secretary of the Company and a partner of the law firm of D'Ancona & Pflaum. During the last fiscal year the Company retained D'Ancona & Pflaum as legal counsel, and such retainer is continuing during the current fiscal year.

  The Company had in effect a Directors' Stock Option Plan (the "1991 Directors' Plan") which provided that on March 15 of each of the years 1991, 1992 and 1993 each director of the Company who was not a full-time employee of the Company received an option for 6,000 shares of the Company's common stock with an exercise price of 100% of fair market value on the applicable date of grant. A plan (the "1994 Directors' Plan"), approved in 1994, provided for similar options in 1994, 1995 and 1996. The following table furnishes information with respect to option grants and option exercises under the 1991 and 1994 Directors' Plans for the period from January 1, 1994 through December 31, 1994 for all eligible directors as a group. (Five of the current seven directors received options in 1994. Mr. Neuman was not eligible to receive an option because he is a full-time employee of the Company and Mr. Berry voted against the 1994 Directors' Plan and declined the option grants in 1994 and 1995. Mr. Berry continues to oppose granting stock options to non-executive directors.) Options under the plans become fully exercisable six months after date of grant and expire five years from date of grant subject to earlier termination in certain circumstances in the event of termination as a director.

                                                          ALL ELIGIBLE DIRECTORS
                                                                AS A GROUP
                                                          ----------------------
   Options granted:
     Number of Options...................................         30,000
     Average per share exercise price....................          $1.75
   Options exercised:                                               None

  The Company pays each director who is not an employee of the Company the sum of $500 plus expenses for each Board meeting attended, plus an annual retainer of $5,000 payable in equal quarterly installments.

                         BOARD MEETINGS AND COMMITTEES

  The Company has an audit committee and an executive compensation committee. The Company does not have a nominating committee. The Board of Directors held four meetings, the audit committee held one meeting and the executive compensation committee held one meeting during 1994. No incumbent director attended fewer that 75% of the aggregate of Board and committee meetings of which he was a member.

  The function of the audit committee is to review with the auditors for the Company the scope and adequacy of the audit of the Company's accounts to be made by the auditors and the accounting practices, procedures and policies of the Company. The function of the executive compensation committee is to examine and make recommendations to the Board as to the compensation to be paid to the executives of the Company and to exercise the duties of the committees under the Company's Key Employees' Incentive Stock Option Plans and Directors' Stock Option Plans.

                         BENEFICIAL OWNERSHIP OF SHARES

  The following information is furnished as of March 15, 1995 (except as otherwise indicated) to indicate beneficial ownership of the Company's common stock by each director and nominee, by certain executive officers of the Company, by all directors and executive officers as a group, and by each person known to the Company to be the beneficial owner of more than 5% of the Company's outstanding common stock. Such information has been furnished to the Company by the indicated owners. Unless otherwise indicated, beneficial ownership is direct.

   NAME (AND ADDRESS IF MORE THAN 5%) OF           AMOUNT BENEFICIALLY
   BENEFICIAL OWNER                                       OWNED        PERCENT
   -------------------------------------           ------------------- -------
   Directors and nominees:
     George B. Berry.............................         583,000(A)    15.9
      Omicron Capital Partners ("Omicron")
       980 Ikena Circle
       Honolulu, HI 96821
     Werner E. Neuman............................         996,299(B)    27.0
      c/o Corcom, Inc.
       844 East Rockland Road
       Libertyville, IL 60048
     David B. Pivan..............................         102,000(C)     2.8
     Herbert L. Roth.............................          47,942(C)     1.3
     James A. Steinback..........................         589,800(D)    16.0
      Magnecraft Electric Co., Inc.
       211 Waukegan Road
       Northfield, IL 60093
     Gene F. Straube.............................          71,104(E)     1.9
     Renato Tagiuri..............................          43,750(C)     1.2
   Additional executive officer: Thomas J. Buns..          31,000(F)     0.8
   All directors and executive officers as a
    group........................................       2,464,895(G)    64.2
   Additional 5% owner:
     Dimensional Fund Advisors, Inc. ("Dimension-
      al").......................................         197,900(H)     5.4
      1299 Ocean Avenue
      Santa Monica, CA 90401

- - --------
(A) Shares are owned by Omicron, a general partnership whose partners are George B. Berry and his wife, Carolyn A. Berry.

(B) Includes 35,000 stock options deemed exercised solely for purposes of showing total shares owned by Mr. Neuman. Also includes 33 shares owned by Mr. Neuman's spouse, as to which he disclaims beneficial ownership.

(C) Includes 24,000 stock options deemed exercised solely for purposes of showing total shares owned by such person.

(D) Consists of 121,650 shares owned by Mr. Steinback, 19,650 shares owned by Mr. Steinback as trustee of trusts for the benefit of his children, 40,000 shares owned by Mr. Steinback as trustee (with shared investment power) of the Helen Shankman Residuary Trust, 379,500 shares owned by MSD Inc. (of which Mr. Steinback is the controlling stockholder), 18,000 stock options deemed exercised solely for purposes of showing total shares owned by Mr. Steinback, and 11,000 shares owned by Mr. Steinback's spouse, as to which he disclaims beneficial ownership.

(E) Consists of 13,400 shares owned by Mr. Straube, 32,704 shares owned by Straube Associates, Incorporated, of which Mr. Straube is president, a director and majority shareholder, 24,000 stock options deemed exercised solely for purposes of showing total shares owned by Mr. Straube, and 1,000 shares owned by Mr. Straube's spouse, as to which he disclaims beneficial ownership. Does not include shares held by Straube Associates Profit Sharing Plan.

(F) Consists of 31,000 stock options deemed exercised solely for purposes of showing total shares owned by Mr. Buns.

(G) Includes 180,000 stock options deemed exercised solely for purposes of showing total shares owned by such group.

(H) The Company has been advised by communication from Dimensional dated February 9, 1995, as follows: The above holding was as of December 31, 1994 and Dimensional, a registered investment advisor, is deemed to have beneficial ownership of 197,900 shares, all of which are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional Fund Advisors Inc. serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

  The Company is advised that Messrs. Neuman and Straube each filed a single late report under section 16(a) of the Securities Exchange Act of 1934, in each case reporting a single transaction holding of such reporting person's spouse. In addition, the Company believes that Mr. Steinback has failed to file one or more reports covering three or more transactions.

                             EXECUTIVE COMPENSATION

  There is shown below certain information concerning the compensation of each executive officer of the Company whose total annual salary and bonus exceeded $100,000 for 1994.

                           SUMMARY COMPENSATION TABLE

                                                      LONG TERM
                                                     COMPENSATION
                                                     ------------
                              ANNUAL COMPENSATION       AWARDS     ALL OTHER
NAME AND PRINCIPAL            ---------------------  ------------ COMPENSATION
POSITION                 YEAR SALARY($)   BONUS($)    OPTIONS(#)     ($)(1)
- - ------------------------ ---- ----------  ---------  ------------ ------------
Werner E. Neuman........ 1994     206,000     71,465    20,000       5,341
 President               1993     197,636        -0-    20,000       5,969
                         1992     187,150        -0-       -0-       4,151
Thomas J. Buns.......... 1994     103,000     35,733    20,000       6,418
 Vice President and
 Treasurer               1993      93,215        -0-    20,000       5,724
                         1992      86,301        -0-    15,000       5,102

- - --------
(1) Consists of Company's "matching" contributions under its 401(k) plan; payments under the Company's medical reimbursement plan, which covers all officers of the Company who are employees and provides certain medical benefits not to exceed $5,000 for any one participant (and his family) in any fiscal year; and Company payments for $100,000 term life insurance for officers (such officers have no interest in any cash surrender value under such policies). Such payments were as follows for the years 1994, 1993 and 1992: 401(k) plan: Neuman: $2,310, $2,182 and
   $2,173; Buns: $1,208, $699 and -0-. Medical plan: Neuman: $1,570, $2,437 and
   $718; Buns: $5,000, $4,848 and $5,000. Insurance: Neuman: $1,461, $1,350 and
   $1,260; Buns: $210, $177 and $102. The aggregate amount of any perquisites or other personal benefits was less than 10% of the total of annual salary and bonus and is not included in the above table.

  The Company has adopted an executive profit sharing bonus plan for 1995 based upon meeting certain goals for pre-tax, pre-bonus earnings, return on net assets and earnings per share for 1995. If goals are met, certain percentages of earnings will be allocated to a bonus pool to be split by the executives in proportion to their individual salaries. Similar plans were in effect for 1994 and 1993. Bonuses were earned under the plan for 1994 as set forth in the above table, but not for 1993. No such plan was in effect for 1992.

  Mr. Neuman has an agreement with the Company for his employment as President at a minimum compensation of $150,000 per annum for a term to continue in effect until terminated by either party on specified prior written notice. In the event of the death of Mr. Neuman while in the employ of the Company, the Company shall pay an amount equal to twice the annual basic compensation in effect at the time of death to Mr. Neuman's wife, children or estate. Such amount shall be paid in equal monthly installments over 24 months following the month of death. Upon a termination of Mr. Neuman's employment for any reason, other than death, subsequent to a change in control (as defined), Mr. Neuman shall be entitled to all amounts then due to him under the agreement and to a lump sum termination payment equal to 250% of the average of his annual minimum and bonus compensation for services during the three years preceding such termination of employment. Upon written notice by Mr. Neuman to the Company that a change in control is intended or contemplated or shall occur in the future, the Company will be obligated to place in escrow the amounts necessary to fund the amounts due to Mr. Neuman as described in the preceding sentence.

  Mr. Buns has an agreement with the Company for his employment at a minimum basic compensation of $80,000 per annum. The agreement may be terminated by either party on six months prior written notice. Upon a termination of employment for any reason by the Company, other than cause (as defined), or death, subsequent to a change in control (as defined), Mr. Buns shall be entitled to all amounts then due him and to a lump sum termination payment equal to 100% of the average of his annual minimum and bonus compensation for services during the year preceding such termination.

                             EMPLOYEE STOCK OPTIONS

  The Company has stock option plans under which stock options are granted to key employees. All options are incentive stock options and are granted at 100% of fair market value at time of grant, except that options to Werner E. Neuman are granted at 110% of fair market value at time of grant. All options become exercisable 40% after one year, 60% after two years, 80% after three years and 100% after four years after date of grant, and expire five years after date of grant.

  Shown below is information with respect to individual grants of stock options made during the last completed fiscal year to the executive officers named in the summary compensation table.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                        POTENTIAL REALIZABLE VALUE
                                                                        AT ASSUMED ANNUAL RATES OF
                                                                         STOCK PRICE APPRECIATION
                                       INDIVIDUAL GRANTS                    FOR OPTION TERM (1)
                         ---------------------------------------------- ---------------------------
                         NUMBER OF   % OF TOTAL
                         SECURITIES   OPTIONS
                         UNDERLYING  GRANTED TO  EXERCISE OR
                          OPTIONS   EMPLOYEES IN BASE PRICE  EXPIRATION
NAME                     GRANTED(#) FISCAL YEAR    ($/SH)       DATE        5%($)        10%($)
- - ------------------------ ---------- ------------ ----------- ---------- ------------- -------------
Werner E. Neuman........   20,000        25         1.875      3/4/99          10,361        22,894
Thomas J. Buns..........   20,000        25         1.625      3/4/99           8,979        19,842

- - --------
(1) The assumed annual rates of stock price appreciation of 5% and 10% are set by SEC rules and are not intended as a forecast of possible future appreciation in stock prices.

  Shown below is information with respect to exercises of stock options during the last completed fiscal year by the executive officers named in the summary compensation table and the fiscal year-end value of unexercised options.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES

                                                      NUMBER OF
                                                       SHARES
                                                     UNDERLYING      VALUE OF
                                                     UNEXERCISED   UNEXERCISED
                                   SHARES              OPTIONS     IN-THE-MONEY
                                  ACQUIRED            AT FY-END     OPTIONS AT
                                     ON     VALUE        (#)        FY-END ($)
                                  EXERCISE REALIZED EXERCISABLE/   EXERCISABLE/
NAME                                (#)      ($)    UNEXERCISABLE UNEXERCISABLE
- - ----                              -------- -------- ------------- --------------
Werner E. Neuman.................    -0-       -0-  30,000/35,000  78,750/91,875
Thomas J. Buns...................  9,000    20,775  16,000/40,000 42,000/105,000

                   REPORT OF EXECUTIVE COMPENSATION COMMITTEE
                             AND BOARD OF DIRECTORS

  This report of the executive compensation committee and Board of Directors shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 (the "Acts"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

  The Company applies a consistent philosophy to compensation for all employees, including senior management. This philosophy incorporates the following themes:

    1. Compensation programs should support the short and long-term strategic goals and objectives of the Company.

    2. Compensation programs are critical in attracting and retaining well qualified executives and other employees.

    3. Compensation should be based on individual contribution; however, amounts earned by executives in variable compensation programs should be dictated by how the Company performs.

    4. Compensation should be competitive with amounts paid for employees of comparable qualifications, experience, and responsibilities at similar businesses.

  The executive compensation committee utilizes an independent outside consultant to monitor several salary surveys of businesses of similar size and type as the Company to ensure that salaries remain competitive. The exact names of businesses included in these surveys are not known to the Company, so it is not possible to tell if they are the same group as those included in the NASDAQ Electronic Component Stock Index group shown in the graph below.

  The Company has a simple compensation program that consists of salary and performance bonus components and employee stock options. The salary portion of the compensation program is established based on the philosophy outlined above. The performance bonus component is tied to certain earnings per share and return on sales objectives.

  The executive compensation committee reviews and approves recommendations concerning the compensation of the President of the Company. The full Board of Directors reviews the Company's operating profit target levels and the bonus component of the compensation of the Company officers other than the President of the Company.

  The executive compensation committee determines the granting of options under the Company's employee stock option plans. These plans provide additional incentives to maximize shareholder value. The plans also utilize vesting periods to encourage recipients of options to continue in the employ of the Company. The Company grants stock options to its executive officers and to a number of additional key employees.

      EXECUTIVE COMPENSATION
      COMMITTEE                 BOARD OF DIRECTORS
      ----------------------    ------------------
      Renato Tagiuri, Chairman  George B. Berry
      Herbert L. Roth           Werner E. Neuman
      James A. Steinback        David B. Pivan
                                Herbert L. Roth
                                James A. Steinback
                                Gene F. Straube
                                Renato Tagiuri

                               PERFORMANCE GRAPH

  The performance graph below shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement by reference into any filing under the Acts, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

  The graph below compares cumulative total return on the Company's common stock, for the five-year period shown, compared with the Standard & Poor's 500 Index and the NASDAQ Electronic Component Stock Index (fiscal years ending December 31), assuming $100 invested on January 1, 1990 in the Company's common stock and in each index and assuming reinvestment of dividends.

                                      LOGO

                                                   1989 1990 1991 1992 1993 1994
                                                   ---- ---- ---- ---- ---- ----
Corcom, Inc....................................... 100   45   40   43   75  110
S&P 500 Index..................................... 100   97  126  136  150  152
NASDAQ Elec. Comp. Index.......................... 100   97  138  216  297  328

                       TRANSACTIONS INVOLVING THE COMPANY

  Gene F. Straube, a director of the Company, is president, a director and majority shareholder of Straube Associates, Incorporated ("Associates") and Straube Associates Mountain States, Incorporated ("Mountain"), sales representatives of the Company. Commissions received by Associates and Mountain from the Company for 1994 were approximately $110,900 and $35,700, respectively, and it is anticipated that the sales representation will continue during 1995. Associates and Mountain are compensated on the same basis as other representatives of the Company. The Company is advised by Associates that commissions received by Associates from the Company during Associates' last fiscal year were in excess of 5% of Associates' consolidated gross revenues for its last full fiscal year, and that such commissions during Associates' current fiscal year are also expected to exceed 5% of Associates' consolidated gross revenues for its last full fiscal year.

                 INFORMATION REGARDING INDEPENDENT ACCOUNTANTS

  Coopers & Lybrand L.L.P. served as independent public accountants for the fiscal year ended December 31, 1994. One or more representatives of Coopers & Lybrand L.L.P. are expected to be present at the annual meeting and to be available to respond to any questions raised at the meeting and make any comments they deem appropriate.

  The Board of Directors has not yet selected independent public accountants for 1995. The audit committee of the Board is expected to review the matter and to make a recommendation for the full Board's consideration.

                           PROPOSALS OF SHAREHOLDERS

  Proposals of shareholders intended to be presented at the next annual meeting must be received by the Company for inclusion in the Company's proxy statement and form of proxy relating to the meeting not later than December 19, 1995.

                                    GENERAL

  The Company will bear the cost of solicitation of proxies. In addition to being solicited by mail, proxies may be solicited personally or by telephone or telegraph. The Company will reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy materials to principals in obtaining their proxies.

  THE COMPANY WILL PROVIDE WITHOUT CHARGE (EXCEPT FOR EXHIBITS) TO ANY RECORD OR BENEFICIAL OWNER OF ITS SECURITIES, ON WRITTEN REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED DECEMBER 31, 1994, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO. EXHIBITS TO SAID REPORT WILL BE PROVIDED UPON PAYMENT OF FEES LIMITED TO THE COMPANY'S REASONABLE EXPENSES IN FURNISHING SUCH EXHIBITS. WRITTEN REQUESTS SHOULD BE DIRECTED TO CORCOM, INC., DEPARTMENT 10-K, 844 EAST ROCKLAND ROAD, LIBERTYVILLE, ILLINOIS 60048.

  The Board of Directors is not aware of any matter which is to be presented for action at the meeting other than the matters set forth herein. Should any other matter requiring a vote of the shareholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such proxies discretionary authority to vote the same in respect of any such other matter in accordance with their best judgment in the interest of the Company.

                                          WALTER ROTH
                                          Secretary

Dated: April 17, 1995

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                                  CORCOM, INC.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                       FOR ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 18, 1995

  The undersigned shareholder of CORCOM, INC. hereby appoints WERNER E. NEUMAN, DAVID B. PIVAN and HERBERT L. ROTH, each with full power of substitution, as attorneys and proxies to vote all of the shares of stock of said Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of said Company to be held on Thursday, May 18, 1995 at 10:00 a.m. at the offices of the Company, 844 East Rockland Road, Libertyville, Illinois, or at any adjournments thereof, with all powers the undersigned would possess if personally present, as indicated below, and for the transaction of such other business as may properly come before said meeting or any adjournment thereof, all as set forth in the April 17, 1995 Proxy Statement for said meeting:

  A majority of the members of said Proxy Committee who shall be present in person or by substitute at said meeting, or in case but one shall be present then that one, shall have and exercise all powers of said Proxy Committee.

  THIS PROXY WILL BE VOTED AS DIRECTED BUT IF NO DIRECTION IS INDICATED WILL BE VOTED FOR PROPOSAL (1) DESCRIBED HEREIN. ON OTHER MATTERS THAT MAY COME BEFORE SAID MEETING, THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE ABOVE-NAMED PERSONS.
                                                                    -----------
                                                                    SEE REVERSE
                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)         SIDE
                                                                    -----------
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[X]  PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.


1. Election of Directors

                         FOR ALL                WITHHELD
                        NOMINEES                FROM ALL
                   (EXCEPT AS MARKED)           NOMINEES
                          [_]                     [_]

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on line below):

_______________________________________________________________________________

NOMINEES: George B. Berry, Werner E. Neuman, David B. Pivan, Herbert L. Roth,
          James A. Steinback, Gene F. Straube, Renato Tagiuri. (Discretionary authority is granted to cumulate votes for a lesser number of persons than the number of nominees named above.)




SIGNATURE(S): ________________________________________ DATE: __________________

Note: Please sign exactly as your name or names appear above. If the stock is registered in the name of more than one person, the proxy should be signed by all named holders. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

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